Exhibit 99.2

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Operating Information
Number of Communities (1)	145	141
Total Sites (1)	27,114	26,508
Rental and Related Income	$59,469	$54,574
Community Operating Expenses (2)	$25,236	$23,011
Community NOI (2)	$34,233	$31,563
Expense Ratio	42.4%	42.2%
Sales of Manufactured Homes	$6,369	$6,651
Number of Homes Sold	73	71
Number of Rentals Added, net	121	109
Net Income	$7,689	$4,810
Net Income (Loss) Attributable to Common Shareholders	$2,580	$(271)
Adjusted EBITDA excluding Non-Recurring Other Expense	$32,826	$29,385
FFO Attributable to Common Shareholders	$18,140	$18,172
Normalized FFO Attributable to Common Shareholders	$19,356	$18,820

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	84,998	82,391
Diluted	85,371	83,335
Net Income Attributable to Shareholders per Share-
Basic and Diluted	$0.03	$(0.00)
FFO per Share- (3)
Basic and Diluted	$0.21	$0.22
Normalized FFO per Share- (3)
Basic and Diluted	$0.23	$0.23
Dividends per Common Share	$0.225	$0.215

Balance Sheet
Total Assets	$1,687,617	$1,549,306
Total Liabilities	$791,583	$635,111

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs	$759,870	$606,301
Equity Market Capitalization	$1,228,523	$1,548,830
Series D Preferred Stock	$324,552	$321,804
Total Market Capitalization	$2,312,945	$2,476,935

(1)	Includes Sebring Square, Rum Runner and Honey Ridge, three communities owned in joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2)	Excludes non-recurring legal and professional fees of $76 and $18 for the three months ended March 31, 2026 and 2025, respectively.
(3)	Please see Definitions on page 15.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	March 31, 2026	December 31, 2025
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$92,824	$92,824
Site and Land Improvements	1,099,430	1,093,424
Buildings and Improvements	51,538	51,524
Rental Homes and Accessories	647,028	631,618
Total Investment Property	1,890,820	1,869,390
Equipment and Vehicles	36,726	35,889
Total Investment Property and Equipment	1,927,546	1,905,279
Accumulated Depreciation	(550,699)	(533,864)
Net Investment Property and Equipment	1,376,847	1,371,415

Other Assets
Cash and Cash Equivalents	37,410	72,100
Marketable Securities at Fair Value	26,430	23,758
Inventory of Manufactured Homes	44,399	42,370
Notes and Other Receivables, net	105,973	104,587
Prepaid Expenses and Other Assets	15,548	13,778
Land Development Costs	49,729	39,898
Investment in Joint Ventures	31,281	31,130
Total Other Assets	310,770	327,621

TOTAL ASSETS	$1,687,617	$1,699,036

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$554,041	$556,129
Other Liabilities
Accounts Payable	6,979	5,663
Loans Payable, net of unamortized debt issuance costs	27,961	27,696
Series A Bonds, net of unamortized debt issuance costs	101,963	101,751
Series B Bonds, net of unamortized debt issuance costs	75,905	75,651
Accrued Liabilities and Deposits	13,593	14,115
Tenant Security Deposits	11,141	10,835
Total Other Liabilities	237,542	235,711
Total Liabilities	791,583	791,840

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 shares authorized as of March 31, 2026 and December 31, 2025; 12,982 and 12,916 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	324,552	322,899
Common Stock- $0.10 par value per share: 183,714 shares authorized as of March 31, 2026 and December 31, 2025, respectively; 85,137 and 84,850 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	8,514	8,485
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of March 31, 2026 and December 31, 2025	-0-	-0-
Additional Paid-In Capital	586,740	599,520
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	894,442	905,540
Non-Controlling Interest in Consolidated Subsidiaries	1,592	1,656
Total Shareholders’ Equity	896,034	907,196

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,687,617	$1,699,036

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
INCOME:
Rental and Related Income	$59,469	$54,574
Sales of Manufactured Homes	6,369	6,651
TOTAL INCOME	65,838	61,225

EXPENSES:
Community Operating Expenses	25,312	23,029
Cost of Sales of Manufactured Homes	4,076	4,345
Selling Expenses	1,867	1,615
General and Administrative Expenses	5,092	5,999
Depreciation Expense	17,976	16,663
TOTAL EXPENSES	54,323	51,651

OTHER INCOME (EXPENSE):
Interest Income	2,174	2,263
Dividend Income	302	374
Loss on Marketable Securities, net	(36,418)	-0-
Increase (Decrease) in Fair Value of Marketable Securities	39,083	(1,562)
Other Income	195	177
Loss on Investment in Joint Ventures	(64)	(81)
Interest Expense	(9,095)	(5,934)
TOTAL OTHER INCOME (EXPENSE)	(3,823)	(4,763)

Income before Loss on Sales of Investment Property and Equipment	7,692	4,811
Loss on Sales of Investment Property and Equipment	(3)	(1)
NET INCOME	7,689	4,810

Preferred Dividends	(5,173)	(5,129)
Loss Attributable to Non-Controlling Interest	64	48

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,580	$(271)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$0.03	$(0.00)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	84,998	82,391
Diluted	85,371	83,335

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$7,689	$4,810
Non-Cash Items Included in Net Income:
Depreciation	17,976	16,663
Amortization of Financing Costs	881	599
Stock Compensation Expense	1,152	1,813
Provision for Uncollectible Notes and Other Receivables	407	450
Loss on Marketable Securities, net	36,418	-0-
(Increase) Decrease in Fair Value of Marketable Securities	(39,083)	1,562
Loss on Sales of Investment Property and Equipment	3	1
Loss on Investment in Joint Ventures	158	185
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(2,029)	(6,026)
Notes and Other Receivables, net of notes acquired with acquisitions	(1,793)	(3,432)
Prepaid Expenses and Other Assets	(2,035)	441
Accounts Payable	1,316	(889)
Accrued Liabilities and Deposits	(522)	(3,574)
Tenant Security Deposits	306	176
Net Cash Provided by Operating Activities	20,844	12,779
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	-0-	(25,367)
Purchase of Investment Property and Equipment	(24,394)	(20,656)
Proceeds from Sales of Investment Property and Equipment	983	1,003
Additions to Land Development Costs	(9,460)	(10,611)
Purchase of Marketable Securities through automatic reinvestments	(7)	(7)
Investment in Joint Ventures	(309)	(773)
Net Cash Used in Investing Activities	(33,187)	(56,411)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Payments from Short-Term Borrowings	126	371
Principal Payments of Mortgages and Loans	(2,340)	(9,391)
Financing Costs on Debt	(24)	-0-
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	1,464	982
Proceeds from At-The-Market Common Equity Program, net of offering costs	-0-	9,237
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	1,306	1,776
Proceeds from Exercise of Stock Options	97	354
Preferred Dividends Paid	(5,173)	(5,129)
Common Dividends Paid, net of dividend reinvestments	(18,068)	(16,893)
Net Cash Used in Financing Activities	(22,612)	(18,693)

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(34,955)	(62,325)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	80,926	108,811
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$45,971	$46,486

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income (Loss) Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025

Net Income	$7,689	$4,810
Interest Expense	9,095	5,934
Franchise Taxes	150	150
Depreciation Expense	17,976	16,663
Depreciation Expense from Unconsolidated Joint Ventures	246	217
(Increase) Decrease in Fair Value of Marketable Securities	(39,083)	1,562
Loss on Marketable Securities, net	36,418	-0-
Adjusted EBITDA	32,491	29,336
Non-Recurring Other Expense (1)	335	49
Adjusted EBITDA excluding Non-Recurring Other Expense	$32,826	$29,385

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$2,580	$(271)
Depreciation Expense	17,976	16,663
Depreciation Expense from Unconsolidated Joint Ventures	246	217
Loss on Sales of Investment Property and Equipment	3	1
(Increase) Decrease in Fair Value of Marketable Securities	(39,083)	1,562
Loss on Marketable Securities, net	36,418	-0-
Funds from Operations Attributable to Common Shareholders (“FFO”)	18,140	18,172

Adjustments:
Amortization of Financing Costs	881	599
Non-Recurring Other Expense (1)	335	49
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$19,356	$18,820

(1)	Consists of one-time legal and professional fees for the three months ended March 31, 2026 and 2025.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Three Months Ended				Year Ended
	March 31, 2026		March 31, 2025		December 31, 2025
Shares Outstanding	85,137		82,825		84,850
Market Price Per Share	$14.43		$18.70		$15.91
Equity Market Capitalization	$1,228,523		$1,548,830		1,349,971
Total Debt	759,870		606,301		761,227
Preferred	324,552		321,804		322,899
Total Market Capitalization	$2,312,945		$2,476,935		$2,434,097

Total Debt	$759,870		$606,301		$761,227
Less: Cash and Cash Equivalents	(37,410)		(35,199)		(72,100)
Net Debt	722,460		571,102		689,127
Less: Marketable Securities at Fair Value (“Securities”)	(26,430)		(30,328)		(23,758)
Net Debt Less Securities	$696,030		$540,774		$665,369

Interest Expense	$9,095		$5,934		$29,683
Capitalized Interest	1,474		1,291		5,928
Preferred Dividends	5,173		5,129		20,533
Total Fixed Charges	$15,742		$12,354		$56,144

Adjusted EBITDA excluding Non-Recurring Other Expense	$32,826		$29,385		$127,284

Debt and Coverage Ratios
Net Debt / Total Market Capitalization	31.2%		23.1%		28.3%
Net Debt Plus Preferred / Total Market Capitalization	45.3%		36.0%		41.6%
Net Debt Less Securities / Total Market Capitalization	30.1%		21.8%		27.3%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	44.1%		34.8%		40.6%
Interest Coverage	3.1	x	4.1	x	3.6	x
Fixed Charge Coverage	2.1	x	2.4	x	2.3	x
Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	5.5	x	4.9	x	5.4	x
Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	5.3	x	4.6	x	5.2	x
Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	8.0	x	7.6	x	8.0	x
Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.8	x	7.3	x	7.8	x

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Three Months Ended		Year Ended
	March 31, 2026	March 31, 2025	December 31, 2025
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$559,779	479,879	$562,095
Unamortized Debt Issuance Costs	(5,738)	(3,507)	(5,966)
Mortgages, Net of Unamortized Debt Issuance Costs	$554,041	$476,372	$556,129
Loans Payable:
Unsecured Line of Credit	$-0-	$-0-	$-0-
Other Loans Payable	28,567	29,883	28,464
Total Loans Before Unamortized Debt Issuance Costs	28,567	29,883	28,464
Unamortized Debt Issuance Costs	(606)	(1,069)	(768)
Loans, Net of Unamortized Debt Issuance Costs	$27,961	$28,814	$27,696
Series A Bonds Payable:
Series A Bonds	$102,670	$102,670	$102,670
Unamortized Debt Issuance Costs	(707)	(1,555)	(919)
Series A Bonds, Net of Unamortized Debt Issuance Costs	$101,963	$101,115	$101,751
Series B Bonds Payable:
Series B Bonds	$80,230	$-0-	$80,230
Unamortized Debt Issuance Costs	(4,325)	-0-	(4,579)
Series B Bonds, Net of Unamortized Debt Issuance Costs	$75,905	$-0-	$75,651

Total Debt, Net of Unamortized Debt Issuance Costs	$759,870	$606,301	$761,227

% Fixed/Floating
Fixed	99.3%	99.0%	99.3%
Floating	0.7%	1.0%	0.7%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.75%	4.18%	4.73%
Loans Payable	6.35%	6.50%	6.38%
Series A Bonds Payable	4.72%	4.72%	4.72%
Series B Bonds Payable	5.85%	N/A	5.85%
Total Average	4.92%	4.39%	4.90%

Weighted Average Maturity (Years)
Mortgages Payable	5.9	4.2	6.1

(1)	Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of March 31, 2026:
Year Ended	Mortgages	Loans	Bonds		Total	% of Total
2026	$37,796	$5,417	$-0-		$43,213	5.6%
2027	36,773	-0-	102,670	(1)	139,443	18.1%
2028	23,802	23,150	-0-		46,952	6.1%
2029	38,522	-0-	-0-		38,522	5.0%
2030	113,790	-0-	80,230	(2)	194,020	25.1%
Thereafter	309,096	-0-	-0-		309,096	40.1%

Total Debt Before Unamortized Debt Issuance Costs	559,779	28,567	182,900		771,246	100.0%

Unamortized Debt Issuance Costs	(5,738)	(606)	(5,032)		(11,376)

Total Debt, Net of Unamortized Debt Issuance Costs	$554,041	$27,961	$177,868		$759,870

(1)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.
(2)	Represents $80.2 million balance outstanding of the Company’s Series B Bonds due June 30, 2030.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Securities	Net Realized Gain (Loss) on Securities & Dividend Income
2010-2016	$108,755	$26,101	$16,903	$43,004
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025	23,758	1,477	(221)	1,256
2026*	26,430	302	(36,418)	(36,116)

		$71,417	$(12,828)	$58,589

* For the three months ended March 31, 2026.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	March 31, 2026	March 31, 2025	% Change
UMH Communities (1)	142	139	2.2%
Total Sites	26,644	26,150	1.9%
Occupied Sites	23,606	22,996	610 sites, 2.7%
Occupancy %	88.6%	87.9%	70 bps
Total Rentals	11,025	10,442	5.6%
Occupied Rentals	10,430	9,873	5.6%
Rental Occupancy %	94.6%	94.6%	0 bps
Monthly Rent Per Site	$581	$554	4.9%
Monthly Rent Per Home Rental Including Site	$1,060	$1,007	5.3%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Pennsylvania	53	2,392	1,909	483	7,999	7,043	88.0%	$607	3,347	3,121	93.2%	$1,051
Ohio	38	2,069	1,557	512	7,374	6,608	89.6%	$536	3,238	3,082	95.2%	$1,013
Indiana	14	1,111	929	182	4,102	3,700	90.2%	$545	2,070	1,965	94.9%	$1,054
Tennessee	9	733	407	326	2,063	1,902	92.2%	$604	966	930	96.3%	$1,104
New York (2)	8	819	327	492	1,368	1,206	88.2%	$675	517	478	92.5%	$1,225
New Jersey	7	428	264	164	1,530	1,453	95.0%	$748	40	35	87.5%	$1,370
Michigan	4	241	222	19	1,090	966	88.6%	$544	434	423	97.5%	$1,121
Maryland	3	159	124	35	260	218	83.8%	$650	-0-	-0-	N/A	N/A
Alabama	2	69	62	7	292	168	57.5%	$262	153	144	94.1%	$1,129
South Carolina	2	157	55	102	321	244	76.0%	$314	191	189	99.0%	$1,146
Georgia	2	66	66	-0-	245	98	40.0%	$396	69	63	91.3%	$1,203
Total UMH as of March 31, 2026	142	8,244	5,922	2,322	26,644	23,606	88.6%	$581	11,025	10,430	94.6%	$1,060

(1)	Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2)	Total and Vacant Acreage of 220 acres for Mountain View Estates property is included in the above summary.
(3)	Includes home and site rent charges.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended
	March 31, 2026	March 31, 2025	Change	% Change
Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$57,865	$53,802	$4,063	7.6%
Community Operating Expenses	22,981	21,238	1,743	8.2%

Same Property Community NOI	$34,884	$32,564	$2,320	7.1%

	March 31, 2026	March 31, 2025	Change

Total Sites	25,777	25,608	0.7%
Occupied Sites	22,930	22,518	412 sites, 1.8%
Occupancy %	89.0%	87.9%	110 bps
Number of Properties	135	135	N/A
Total Rentals	10,852	10,283	5.5%
Occupied Rentals	10,270	9,718	5.7%
Rental Occupancy	94.6%	94.5%	10 bps
Monthly Rent Per Site	$581	$553	5.1%
Monthly Rent Per Home Rental Including Site	$1,058	$1,004	5.4%

Same Property includes all UMH communities owned as of January 1, 2025, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	5	587	78%	$41,825	$71	160

**Property Portfolio**

Marcellus and Utica Shale Region
Acquired prior to 2026
142 communities and 26,600 sites
220 acres to be developed into a manufactured home community
Joint Venture:
3 communities and 500 sites
UMH Communities
Total - 142
PA 38%
OH 27%
IN 10%
TN 6%
NY 6%
NJ 5%
MI 3%
MD 2%
AL 1%
GA 1%
SC 1%
26,600 Sites
UMH Acreage
Total - 8,244
Developed 2,939 36%
Developed 2,983 37%
Vacant 1,019 12%
Vacant 1,303 15%
Marcellus and Utica Shale Acreage
78 Communities and 12,300 Sites
Non Marcellus and Utica Share Acreage

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 85.4 million shares for the three months ended March 31, 2026, and 83.3 million shares for the three months ended March 31, 2025. Common stock equivalents resulting from stock options in the amount of 373,000 for the year ended March 31, 2026 were included in the computation of Diluted Net Income per share. Common stock equivalents resulting from stock options in the amount of 944,000 shares for the three months ended March 31, 2025 were excluded from the computation of Diluted Net Loss per Share as their effect would have been anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2025, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | First Quarter FY 2026 Supplemental Information	15